Exhibit 10.34

AMENDMENT NO. 1 TO THE INTERIM LOAN AGREEMENT

This AMENDMENT NO. 1 TO THE INTERIM LOAN AGREEMENT (this “Amendment”), dated as of February 26, 2007, by and among Hospitality Properties Trust (the “Borrower”), the Guarantors, Merrill Lynch Capital Corporation, as Administrative Agent (the “Agent”), Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Lead Arranger (the “Lead Arranger”) and the Lenders listed on the signature pages hereto, to the INTERIM LOAN AGREEMENT (the “Loan Agreement”), dated as of January 22, 2007, by and among the Borrower, the Agent, the Lead Arranger, the Lenders party thereto and Wachovia Bank, National Association, RBC Capital Markets, UBS Securities LLC and Morgan Stanley Senior Funding Inc., as Co-Syndication Agents.  All terms used and not defined herein shall have the meaning given such terms in the Loan Agreement.

PRELIMINARY STATEMENTS

WHEREAS, the Borrower has requested that the Requisite Lenders agree to amend certain provisions of the Loan Agreement;

WHEREAS, the Requisite Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend certain provisions of the Loan Agreement as set forth below; and

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.           Amendments.  As of the Amendment Date (as defined below), the Requisite Lenders hereby agree to the following amendments of the Loan Agreement:

(a)           Exhibits.  Exhibit D to the Loan Agreement entitled “Form of Notice of Continuation” and Exhibit E to the Loan Agreement entitled “Form of Notice of Conversion” are each hereby amended by deleting such exhibits in their entirety and replacing them with Exhibit D and Exhibit E attached hereto as Annex I and Annex II, respectively.

(b)           Definitions.  Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of “Interest Period” in its entirety and replacing it with the following:

“‘Interest Period’ means

(a)            with respect to any LIBOR Loan made on or after the Effective Date and prior to June 30, 2007, each period commencing on the date such LIBOR Loan is made or the last day of the next preceding Interest Period for such Loan and ending seven days, fourteen days, one month, two months, three months or six months (or, in the case, of a LIBOR Loan pursuant to Section 2.9(b), 14 days) thereafter, or

(b)           with respect to any LIBOR Loan made on or after June 30, 2007, each period commencing on the date such LIBOR Loan is made or the last day of the next preceding Interest Period for such Loan and ending one, two, three or six months thereafter, in each case, as the Borrower may select in a Notice of Borrowing, Notice of Continuation or Notice of Conversion, as the case may be, except that each Interest Period (other than an Interest Period for seven or fourteen days or pursuant to Section 2.9(b)) that commences on the last Business Day of a calendar month shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (i) if any Interest Period would otherwise end after the Maturity Date, such Interest Period shall end on the Maturity Date; and (ii) each Interest Period that would otherwise end on a day which is not a Business Day shall end on the immediately following Business Day (or, if such immediately following Business Day falls in the next calendar month, on the immediately preceding Business Day).”

SECTION 2.           Conditions to Effectiveness.   This Amendment shall become effective when, and only when, and as of the date (the “Amendment Date”) on which (a) the Agent shall have received counterparts of this Amendment executed by the Borrower and each of the Guarantors and the Requisite Lenders or, as to any of the Requisite Lenders, evidence satisfactory to the Agent that such Requisite Lenders has executed this Amendment, (b) the Agent shall have received payment of all accrued fees and expenses of the Agent (including the reasonable and accrued fees of counsel to the Agent invoiced on or prior to the date hereof) and (c) the Agent shall have received a certificate signed by a duly authorized officer of the Borrower dated the Amendment Date, to the effect that, after giving effect to this Amendment: (i) the representations and warranties contained in Article VI of the Loan Agreement are true and correct in all material respects on and as of the Amendment Date, as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date); and (ii) no Default or Event of Default has occurred or is continuing at the time of the Amendment Date and no Default or Event of Default will occur or be continuing immediately after the Amendment Date.

This Amendment is subject to the provisions of Section 12.6 of the Loan Agreement.

SECTION 3.           Representations and Warranties.  The Borrower represents and warrants as follows:

(a)           The representations and warranties contained in Article VI of the Loan Agreement, after giving effect to this Amendment, are true and correct in all material respects on and as of the Amendment Date, as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date).

(b)           No Default or Event of Default has occurred or is continuing at the time of the Amendment Date and no Default or Event of Default will occur or be continuing immediately after the Amendment Date.

SECTION 4.           Reference to and Effect on the Loan Documents.  (a)  On and after the Amendment Date, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Agreement”, “thereunder”, “thereof”, or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement, as modified hereby.

(b)           The Loan Agreement and each of the other Loan Documents, as specifically modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

SECTION 5.           Affirmation of Guarantors.  Each Guarantor hereby consents to the amendments to the Loan Agreement effected hereby, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Guarantor contained in the Loan Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in the Loan Agreement and in each of the other Loan Documents to “the Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Loan Agreement, as modified by this Amendment.

SECTION 6.           GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

SECTION 7.           WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY PARTY HERETO ARISING OUT OF OR RELATING TO THIS AMENDMENT OR BY REASON OF ANY OTHER SUIT, CAUSE OF ACTION OR DISPUTE WHATSOEVER BETWEEN OR AMONG THE PARTIES HERETO OF ANY KIND OR NATURE RELATING TO ANY OF THE LOAN DOCUMENTS.

SECTION 8.           Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9.           Costs and Expenses.  The Borrower hereby agrees to pay all reasonable costs and expenses associated with the preparation, execution, delivery, administration,

and enforcement of this Amendment, including, without limitation, the fees and expenses of the the Agent’s counsel and other out-of-pocket expenses related hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their authorized officers all as of the day and year first above written.

BORROWER:

HOSPITALITY PROPERTIES TRUST

By:	/s/ Mark Kleifges
	Name:	Mark Kleifges
	Title:	CFO

GUARANTORS:

HH HPT SUITE PROPERTIES LLC
HH HPTCW II PROPERTIES LLC
HH HPTCY PROPERTIES LLC
HH HPTMI III PROPERTIES LLC
HH HPTRI PROPERTIES LLC
HH HPTWN PROPERTIES LLC
HPT CW PROPERTIES TRUST
HPT HSD PROPERTIES TRUST
HPT IHG CANADA PROPERTIES TRUST
HPT IHG GA PROPERTIES LLC
HPT IHG PR, INC.
HPT IHG PROPERTIES TRUST
HPT IHG-2 PROPERTIES TRUST
HPTLA PROPERTIES TRUST
HPT SMOKEY MOUNTAIN LLC
HPT SUITE PROPERTIES TRUST
HPTCY PROPERTIES TRUST
HPTMI HAWAII, INC.
HPTMI II PROPERTIES TRUST
HPTMI PROPERTIES TRUST
HPTRI PROPERTIES TRUST
HPTSHC PROPERTIES TRUST
HPTSY PROPERTIES TRUST
HPTWN PROPERTIES TRUST
HPT IHG-3 PROPERTIES LLC
HPT IHG-3 PROPERTIES TRUST
HPT TA PROPERTIES TRUST
HPT TA PROPERTIES LLC

By:	/s/ Mark Kleifges
Name:	Mark Kleifges
Title:	CFO

MERRILL LYNCH CAPITAL CORPORATION,
as Agent

By:	/s/ Nancy Meadows
	Name:	Nancy Meadows
	Title:	Vice President

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED, as Lead Arranger

By:	/s/ Nancy Meadows
	Name:	Nancy Meadows
	Title:	Vice President

MERRILL LYNCH BANK USA,
as Lender

By:	/s/ Louis Alder
	Name:	Louis Alder
	Title:	Director

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Lender

By:	/s/ Dean R. Whitehill
	Name:	Dean R. Whitehill
	Title:	Vice President

ROYAL BANK OF CANADA, NEW YORK
BRANCH, as Lender

By:	/s/ Dan LePage
	Name:	Dan LePage
	Title:	Authorized Signatory

UBS LOAN FINANCE LLC,
as Lender

By:	/s/ Richard L. Tavrow
	Name:	Richard L. Tavrow
	Title:	Director, Banking Product Services, US

By:	/s/ Iria R. Otsa
	Name:	Iria R. Otsa
	Title:	Associate Director, Banking Product Services, US

MORGAN STANLEY SENIOR FUNDING INC.,
as Lender

By:	/s/ Daniel Twenge
	Name:	Daniel Twenge
	Title:	Vice President, Morgan Stanely Senior Funding, Inc.

Annex I

EXHIBIT D

FORM OF NOTICE OF CONTINUATION

Annex II

EXHIBIT E

FORM OF NOTICE OF CONVERSION